                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549







                                   FORM 8-K







                                CURRENT REPORT







                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported)
                              November 19, 1997





                      FIRST PLACE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)





          New Mexico                 0-25956            85-0317365
-------------------------------    -----------     -------------------
(State or other jurisdiction of    (Commission       (I.R.S Employer
incorporation or organization)     file number)    Identification No.)




 100 East Broadway, Farmington, New Mexico                          87401
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Address of principal executive offices                            Zip Code



Registrant's telephone number, including area code:  (505) 324-9500
                                                   ------------------
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ITEM 5.  OTHER EVENTS

         First Place Financial Corporation approval of Third Stock Option Plan For Officers and Directors.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         Third Stock Option Plan For Officers and Directors.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST PLACE FINANCIAL CORPORATION
                                        --------------------------------------
                                                   (Registrant)


Date:  February 27, 1998                James D. Rose
     ---------------------              --------------------------------------
                                        President and Chief Operating Officer


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                          FIRST PLACE FINANCIAL CORPORATION
                               THIRD STOCK OPTION PLAN
                              FOR OFFICERS AND DIRECTORS


     1.        PURPOSE.

     The purpose of the First Place Financial Corporation Third Nonqualified Stock Option Plan for Officers and Directors (the "Plan") is to provide a means by which First Place Financial Corporation (the "Corporation"), through the grant of stock options to eligible directors and officers, may attract and retain persons of ability and motivate these persons to exert their best efforts on behalf of the Corporation and any subsidiary corporation of the Corporation ("Subsidiary Corporation") and the Corporation's shareholders. For the purposes of the Plan and any option agreement under the Plan, the term "Subsidiary Corporation" means a subsidiary corporation as defined by
Section 425(f) of the Internal Revenue Code of 1986, as amended. It is intended that any option granted under the Plan shall not be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

     2.        SHARES SUBJECT TO THE PLAN.

     Subject to the provisions of Plan Section 4(g), 100,000 shares of the common stock of the Corporation shall be reserved and may be optioned under the Plan. The reserved shares may be authorized and unissued shares or treasury shares of the Corporation or any combination of both as determined by the Board of Directors of the Corporation (the "Board"). Subject to the provisions of Plan Section 5(g), if an option granted under the Plan expires, terminates or is canceled for any reason, the shares of stock underlying that option shall be available again under the Plan.

     3.        ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board of Directors of the Corporation, or by an Option Administration Committee established by the Board. Subject to and not inconsistent with the provisions of the Plan, the Board or Option Administration Committee shall have complete authority in its discretion to interpret all provisions of the Plan consistently with the law, to prescribe the form of the instrument evidencing any option granted under the Plan, to adopt, amend and rescind general and special rules and regulations for the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

     4.        ELIGIBILITY AND GRANT OF OPTIONS UNDER THE PLAN.

     Options may be granted to any officer or director of the Corporation or of a Subsidiary Corporation.

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(a)                 TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER THE PLAN.

     Each option granted under the Plan shall be evidenced by an agreement in a form determined by the Board or Option Administration Committee. Such agreement shall be subject to the following express terms and conditions and such other terms and conditions as the Board or Option Administration Committee may deem appropriate.

(b) OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The period for which an option is granted to a director or officer of the Corporation or of a Subsidiary Corporation may not exceed 10 years from the grant of the option.

(c) EXERCISE OF OPTION. An option granted to an optionee shall be exercisable subject to the following express terms and conditions.

     (i) DURING THE LIFETIME OF AN OPTIONEE. Each option shall be exercisable from time to time over a period beginning on the date of grant of the option and ending on the earlier of the expiration, termination or cancellation of the option; provided, however, that the Board or Option Administration Committee may, by the provisions of any option agreement, limit the number of shares purchasable under the agreement in any period or periods of time during which the option is exercisable. The agreement may provide for the lapse of the right to exercise all or any part of the options from time to time during the option period.

     (ii) AFTER THE DEATH OF AN OPTIONEE. If an optionee dies, his option(s) under the agreement may be exercised by the estate of the deceased optionee, or by any person who acquired such option(s) by bequest or inheritance or by reason of the death of the optionee, to the extent that the deceased optionee was entitled to exercise such option(s) at the date of his death; provided, however, that the option(s) may not be exercised after the earlier of (a) the fixed period of the option(s) or
     (b) nine months from the date of the optionee's death.

(d) OPTION PRICE. The option price per share shall be determined by the Board, but shall not be less than 100% of the fair market value of the shares as of the date of grant of the option.

(e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each option shall provide that the purchase price of the shares for which an option may be exercised shall be paid to the Corporation at the time of exercise. The price shall be paid in cash or, at the discretion of the Board or Option Administration Committee, pursuant to an interest bearing promissory note. The Board or Option Administration Committee may, in their discretion, require that the promissory note be secured by a pledge of the shares acquired pursuant to the exercise of the option.

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(f)            NONTRANSFERABILITY.  No option granted under the Plan shall be transferable other than by a will of an optionee or by the laws of descent and distribution. During his lifetime, an option shall be exercisable only by an optionee or by the attorney-in-fact or conservator of the optionee.

(g) INVESTMENT REPRESENTATION. The shares of stock to be issued upon the exercise of all or any portion of any options granted under the Plan shall be issued on the condition that the optionee represents that the option and purchase of stock upon exercise of the option shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating or otherwise disposing of any such stock under circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to the Corporation, or its counsel, containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend; provided, however, that such representation and restrictions shall not be required if (i) an effective registration statement for such shares under the Securities Act of 1933 and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (ii) the Corporation has received an opinion of counsel satisfactory to the Corporation, or its counsel, to the effect that registration is not required under the Securities Act of 1933 or under the applicable securities laws of any state.

(h)            ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.
Notwithstanding any other provision of the Plan, and subject to the provisions of Section 4(k), below, in the event of any change in the outstanding common stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, rights offering to purchase the common stock at a price substantially below fair market value or of any similar change affecting the common stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, an optionee under the Plan.

(i) NO RIGHTS AS A SHAREHOLDER. No optionee shall have any right as a shareholder with respect to any share subject to his option prior to the date of issuance to him of a certificate for such share.

(j) NO RIGHTS TO CONTINUED DIRECTORSHIP OR EMPLOYMENT AS AN OFFICER. The Plan and any option granted under the Plan shall neither confer upon any optionee any right with respect to continuance of a directorship or advisory directorship of the Corporation or of any Subsidiary Corporation, nor shall it interfere in any way with

                                      -4-
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the right of the shareholders to remove such director at any time.  The Plan and any option granted under the Plan shall neither confer upon any optionee any right with respect to continuance of employment as an officer of the Corporation or of any Subsidiary Corporation, nor shall it interfere in any way with the right of the Corporation or Subsidiary Corporation to terminate the employment of any optionee at any time.

(k) REORGANIZATION, MERGER, CONSOLIDATION, LIQUIDATION OR DISSOLUTION. Upon a reorganization, or a merger or consolidation of the Corporation or similar transaction in which the Corporation is not the surviving corporation, or upon the dissolution or liquidation of the Corporation, all unexercised options under the Plan shall be canceled as of the effective date of the reorganization, merger, consolidation, liquidation or dissolution; provided, however, that the Board shall give at least 30 days' written notice of the reorganization, merger, consolidation, liquidation or dissolution to an optionee, the attorney-in-fact or conservator or the holder of the option(s) granted under the Plan, and during the period beginning when the optionee, the attorney-in-fact or conservator, or the holder of the option(s), receives the notice and ending on the date immediately preceding the effective date of the reorganization, merger, consolidation, liquidation or dissolution, the optionee, the attorney-in-fact or conservator, or the holder of the option(s), shall have the right to exercise the unexercised option(s) under the Plan without regard to installment exercise limitations, if any; provided further, that the option(s) may not be exercised after the fixed period of the Options.

     5.        COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

     The Plan, the grant and exercise of options under the Plan, and the obligation of the Corporation to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     6.             AMENDMENT AND DISCONTINUANCE.

     The Board may amend, suspend or discontinue the Plan, provided, however, that no action of the Board of Directors may (a) increase the number of shares reserved for options pursuant to Section 2 or (b) permit the granting of options which expire beyond the period provided for in Section 4(a). Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

     7.        EFFECTIVE DATE.

     The effective date of the Plan shall be November 19, 1997.

                                      -5-

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     8.        NAME OF THE PLAN.

     The Plan shall be known as the First Place Financial Corporation Third Stock Option Plan for Officers and Directors.

     9.        EFFECT OF THE PLAN ON OTHER STOCK PLANS.

     The adoption of the Plan shall have no effect on awards made or to be made pursuant to other stock plans covering directors, advisory directors, officers or employees of the Corporation, a Subsidiary Corporation, a parent Corporation or any predecessors or successors thereto.

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